SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                        Date of Report: December 17, 2004


                               CTD HOLDINGS, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)




   Florida                    0-24930                        59-3029743
--------------------------------------------------------------------------------
(State or other         Commission File No.      IRS Employer Identification No.
jurisdiction of
incorporation)


              27317 N.W. 78th Avenue, High Springs, Florida, 32643
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 386-454-0887

            --------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  Unregistered Sales of Equity Securities.

The Registrant has entered into an agreement to sell 3,500,000 common shares to Aspatuck Holdings, Ltd. for a purchase price of $3,500 for cash. Closing is expected to occur on December 23, 2004. The shares will be issued pursuant to
Section 4(2) of the Securities Act of 1933 and will bear a restrictive legend. The Registrant has agreed to register the shares purchased.

Item 9.01 Financial Statements and Exhibits.

Exhibit        Description                                        Page(s)

   (a)(1) The following financial statements are filed as a part of this report:

   (1)  Underwriting agreement                                     None

   (2)  Plan of acquisition, reorganization,
          arrangement, liquidation or succession                   None

   (4)  Instruments defining the rights of
          security holders, including indentures                   None

   (16)  Letter re change in certifying accountant                 None

   (17)  Letter re director resignation                            None

   (21)  Other documents or statements to security holders         None

   (24)  Consents of Experts and Counsel                           None

   (25)  Power of Attorney                                         None

   (28)  Additional Exhibits                                       None




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 17, 2004         CTD HOLDINGS, INC.
                                 (Registrant)

                                  /s/ C. E. RICK STRATTAN
                                 --------------------------------------
                                 C. E. RICK STRATTAN, President, Chief
                                 Executive Officer, and Chief Financial Officer